UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2026

GigCapital7 Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42262	98-1790710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement

As GigCapital7 Corp., a Cayman Islands exempted company (“GigCapital7”), previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2025, GigCapital7 entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of September 27, 2025, as amended, by and among GigCapital7, MMR Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of GigCapital7 (“Merger Sub”), and Hadron Energy, Inc., a Delaware corporation (“Target”), pursuant to which, among other things and subject to the terms and conditions contained therein, GigCapital7 will redomicile from the Cayman Islands to Delaware, and Target will merge with and into Merger Sub (the “Business Combination”), with Merger Sub continuing as the surviving company. Following the closing of the Business Combination (the “Closing”), GigCapital7 will be renamed “Hadron Energy, Inc.” (“Hadron”)

Non-Redemption Agreement

As GigCapital7 previously disclosed in its Current Report on Form 8-K filed with the SEC on May 1, 2026, GigCapital7 entered into separate agreements (each a “Non-Redemption Agreement”, and together, the “Non-Redemption Agreements”) with certain of the stockholders of GigCapital7 (each, individually, a “Public Stockholder”, and together, the “Public Stockholders”) eligible to redeem their respective Class A ordinary shares, par value $0.0001 per share, of GigCapital7 (“Class A Ordinary Shares”) at the upcoming extraordinary general meeting of the shareholders of GigCapital7 scheduled for May 7, 2026 (the “Extraordinary Meeting”) to approve the Business Combination, for such Public Stockholders to not redeem 1,800,000 Class A Ordinary Shares. On May 6, 2026, GigCapital7 entered into additional Non-Redemption Agreements with additional Public Stockholders for such additional Public Stockholders to not redeem an additional 200,000 Class A Ordinary Shares. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Non-Redemption Agreements. Any reference herein to the “Non-Redemption Agreement” is to be treated as a reference to each Public Stockholder’s separate agreement and should be construed accordingly and any action taken by a Public Stockholder should be construed as an action under its own respective agreement.

Pursuant to the Non-Redemption Agreements, the Public Stockholders that have entered into the Non-Redemption Agreements have agreed not to exercise redemption rights with respect to their respective Class A Ordinary Shares in connection with the Business Combination, and to waive all redemption rights with respect to the aggregate number of 200,000 Class A Ordinary Shares (the “Non-Redemption Shares”), provided that no Public Stockholder is required to hold a number of Class A Ordinary Shares representing in excess of 9.99% of the total number of Class A Ordinary Shares outstanding. The Non-Redemption Shares held by the Public Stockholders will not be subject to any other transfer restrictions than those described in the Non-Redemption Agreements. The Public Stockholders will have no obligation to hold the Non-Redemption Shares beyond the Redemption Deadline, after which such shares will be freely tradeable without restrictive legends.

In the event that GigCapital7 enters one or more other non-redemption agreements in connection with the Business Combination (“Other Agreements”), GigCapital7 has agreed that the terms of such Other Agreements will not be materially more favorable to such other investors than the terms of the Non-Redemption Agreements are in respect of the Public Stockholders. In the event that another third party is afforded any such more favorable terms than the Public Stockholders, GigCapital7 has agreed to promptly inform the Public Stockholders of such more favorable terms in writing, and the Public Stockholders will then have the right to elect to have such more favorable terms included in each Public Stockholder’s respective Non-Redemption Agreement.

This Current Report provides a summary of the form of the Non-Redemption Agreement, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement. A copy of the form of Non-Redemption Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 1, 2026, and is incorporated herein by reference.

Forward Purchase Agreement

In connection with the Business Combination, on May 6, 2026, GigCapital7 and Target entered into a forward stock purchase agreement (the “Forward Purchase Agreement”) with certain investors (together, the “Seller”) for an OTC Equity Prepaid Forward Transaction. For purposes of the Forward Purchase Agreement, “Counterparty” refers to GigCapital7 prior to the consummation of the Business Combination, and Hadron after the consummation of the Business Combination. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Number of Shares subject to the Forward Purchase Agreement will be specified in one or more Pricing Date Notices, but in no event more than a maximum of 546,219 Class A Ordinary Shares (the “Maximum Number of Shares”), which are Shares owned and held by Seller on the day prior to the Closing Date (and which are not subject to redemption in connection with the closing of the Business Combination). The Number of Shares is subject to reduction following an early termination of the Forward Purchase Agreement with respect to such shares as described under “Early Termination” in the Forward Purchase Agreement.

Prior to the earlier of the Maturity Date or such date as which Seller no longer holds any Remaining Shares, Seller may not sell or otherwise transfer, loan, hedge or dispose of any of the Shares or any other shares or securities of the Counterparty, except that Seller may make sales or dispositions of the Shares at a price that is at least $12.00 per Share.

The Forward Purchase Agreement provides that Seller will be paid an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the Initial Price, which equals the redemption price per share as defined in the Certificate of Incorporation of GigCapital7 upon the occurrence of its redomiciliation from the Cayman Islands to Delaware (the “Redemption Price”).

The Counterparty will pay to the Seller the Prepayment Amount from the Counterparty’s Trust Account maintained by Continental Stock Transfer & Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of shares of private placement Class B ordinary shares and private placement warrants (the “Trust Account”), no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination (such date, the “Prepayment Date”).

The Forward Purchase Agreement provides for physical settlement. On the Maturity Date, which is the date that is six months following the Closing Date, in exchange for the return to the Counterparty of the Remaining Shares (the Number of Shares less any Terminated Shares (as defined below)), the Counterparty shall pay the Seller an amount equal to the product of (x) the number of Remaining Shares and (y) the Initial Price (the “Settlement Amount”), which Settlement Amount shall be fully offset by the Prepayment Amount previously paid in respect of such Remaining Shares.

From time to time and on any date following the Closing Date (any such date, an “ET Date”), upon the sale of any Shares, which as stated above, such sales may only occur at a price that is at least $12.00 per share (the number of such Shares, the “Terminated Shares”), the Counterparty shall be entitled to an amount from the Seller equal to the product of (x) the number of newly Terminated Shares since the last ET Date (or the Closing Date if no prior ET Date) and (y) the Termination Price, which equals the Initial Price, in respect of such ET Date (an “Early Termination Obligation”). The Seller shall pay the Early Termination Obligation to the accounts and in the amounts as directed by the Counterparty. The remainder of the Transaction, if any, shall continue in accordance with its terms.

Seller has agreed to waive any redemption rights under GigCapital7’s Certificate of Incorporation with respect to the Shares in connection with the Business Combination during the term of the Forward Purchase Agreement. Such waiver may reduce the number of Class A Ordinary Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination.

The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the text of a copy form of Forward Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

Supplement to the Proxy Statement

On April 15, 2026, GigCapital7 filed its proxy statement/prospectus (the “Proxy Statement”) for the solicitation of proxies in connection with the Extraordinary Meeting to consider and vote on the Business Combination and other matters as described in the registration statement and a prospectus relating to the offer of the securities to be issued to the stockholders of the Target in connection with the Business Combination.

GigCapital7 has decided to supplement the Proxy Statement (the “Proxy Supplement”) to provide updated information about the Non-Redemption Agreements and the Forward Purchase Agreement. There is no change to the date, location, the record date, redemption deadline or any of the other proposals to be acted upon at the Extraordinary Meeting.

Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the April 15, 2026, record date can vote, even if they have subsequently sold their shares. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Extraordinary Meeting by requesting that the transfer agent return such shares prior to the Extraordinary Meeting.

A copy of the Proxy Supplement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

About GigCapital7

GigCapital7 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital7’s efforts to identify a target business may span many industries, the focus of GigCapital7’s search is for prospects within the technology, media, and telecommunications, artificial intelligence and machine learning, cybersecurity, medical technology and medical equipment, semiconductor and sustainable industries. GigCapital7 was sponsored by GigAcquisitions7, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On September 27, 2025, GigCapital7 entered into the Business Combination Agreement with Merger Sub and the Target, pursuant to the terms of which, Merger Sub will merge with and into the Target, with the Target surviving as a wholly-owned subsidiary of GigCapital7, which will be renamed as Hadron Energy, Inc.

Additional Information and Where to Find It

In connection with the proposed Business Combination between GigCapital7 and the Target, GigCapital7 has filed the Proxy Statement, which includes a prospectus, with the SEC, and has commenced distribution of the Proxy Statement to GigCapital7’s shareholders in connection with GigCapital7’s solicitation of proxies for the shareholder vote in connection with the Business Combination and related transactions, and the other matters described in the Proxy Statement. GigCapital7 is mailing the Proxy Statement and other relevant documents to its shareholders as of April 15, 2026, the record date established for voting on the proposed Business Combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GIGCAPITAL7’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH GIGCAPITAL7’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AGREEMENT, THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GIGCAPITAL7, THE TARGET AND THE PROPOSED TRANSACTIONS. Shareholders and other interested parties may obtain a copy of these documents, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Target, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination and related transactions. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 6, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination is set forth in the Proxy Statement, along with information concerning the interests of the Target’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of the Target’s or GigCapital7’s equity holders generally. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibit hereto that are not historical facts are forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “could,” “would,” “should,” “expect,” “possible,” “potential,” “goal,” “opportunity,” “project,” “believe,” “future”, “designed,” “forecast,” “target,” “will,” “anticipate,” “estimate,” “continue,” “intend,” “plan,” “predict,” “seem,” “seek,” “outlook,” and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements generally relate to future events, including, without limitation, statements, estimates, forecasts or projections regarding the Target’s future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; the Target’s projected commercialization costs and timeline; the Target’s ability to demonstrate scientific and engineering feasibility of its technologies; the Target’s ability to attract, retain and expand its future customer base; the Target’s ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; the Target’s ability to develop products and services and bring them to market in a timely manner; the Target’s ability to compete successfully with energy products and solutions offered by other companies; the Target’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; the Target’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; the Target’s expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which the Target’s products would provide power, which is outside of the Target’s control; the safety profile of the Target’s technology; the execution and success of any definitive agreements related to partnerships and collaborations between the Target and third parties; the Target’s expectations with respect to future performance; GigCapital7’s and the Target’s respective industries, future events, the anticipated use of the investor presentation by the Target and GigCapital7, potential financing activities by the Target, including any contemplated private placement of SAFEs, potential non-deal roadshows, and possible PIPE financing discussions, the proposed transactions between GigCapital7 and the Target, the anticipated timing and benefits of the Business Combination, the entry into agreements related to the Business Combination, the consummation of the proposed Business Combination; the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, GigCapital7’s or the Target’s future financial or operating performance, and other statements that are not historical facts. In addition, these forward-looking statements include, without limitation, statements regarding GigCapital7’s and the Target’s expectations with respect to future performance and anticipated financial impacts of the proposed private placements, the Business Combination and other transactions, the satisfaction of the closing conditions to the Business Combination and other transactions, and the timing of the completion of the Business Combination and other transactions. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of the Target and/or GigCapital7), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GigCapital7 and its management, and the Target and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination or other definitive agreements in connection thereto; (2) the outcome of any legal proceedings that may be instituted against the Target, GigCapital7 or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (3) the inability to successfully or timely consummate the Business Combination and related transactions, including due to the failure to obtain consents and approvals of the shareholders of GigCapital7; (4) the failure to obtain financing to complete the transactions or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the transactions; (5) changes to the proposed structure of the transactions as a result of applicable laws, regulations or conditions; (6) the ability of GigCapital7 to meet applicable listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of the Target as a result of the announcement and consummation of the Business Combination; (8) projections, estimates and forecasts of revenue and other financial and performance metrics; (9) projections about industry trends and market opportunity; expectations relating to the demand for the Target’s micro modular reactor (“MMR”) technology; (10) the Target’s ability to scale and grow its business; (11) the cash position of the Target following closing of the Business Combination; (12) the risk that the transactions disrupt current plans and operations of the Target as a result of the announcement and consummation of the transactions; (13) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Target to successfully commercialize its MMR, and the Target’s ability to source and maintain key relationships with management and key employees; (14) the ability of the combined company to grow and manage growth profitably, continue developing its properties, maintain relationships with customers and suppliers, and retain its management and key employees; (15) costs related to the transactions; (16) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding the classification and management of nuclear energy resources, including evolving environmental standards, permitting requirements, and potential changes in applicable laws or regulations; changes in applicable laws and regulations; political and economic developments and market volatility; (17) the possibility that the Target and/or its related entities may be adversely affected by other economic, business, and/or competitive factors; (18) risks relating to the Target’s anticipated operations and business, including its focus on the development and commercialization of MMR technologies; (19) the risk that the Target does not ever enter into any definitive agreements in connection with commercialization of its technology; (20) the risk that the Target is pursuing an emerging market; (21) the amount of redemption requests made by the GigCapital7 public shareholders; (22) risks related to the future performance of the Target; (23) the potential need for financing for future operations; (24) financial, political and legal conditions; (25) increased competition in the energy industry; (26) limited supply of materials and supply chain disruptions; and (27) other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GigCapital7 and/or the Target, including the Registration Statement on Form S-4 that the Target and GigCapital7 filed in connection with the Business Combination, and GigCapital7’s other filings with the SEC, as well as any further risks and uncertainties contained in the Proxy Statement. In addition, there may be additional risks that neither GigCapital7 or the Target presently know, or that GigCapital7 or the Target currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither GigCapital7 nor the Target undertakes any duty to update these forward-looking statements. The inclusion of any statement in this communication does not constitute an admission by GigCapital7, the Target, or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the SEC on May 1, 2026)

10.2	Form of Forward Stock Purchase Agreement.

99.1	Proxy Supplement, dated as of May 7, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2026	GIGCAPITAL7 CORP.

	By:	/s/ Dr. Avi Katz
	Name:	Dr. Avi Katz
	Title:	Chief Executive Officer